Muzinich High Income Floating Rate Fund
(the “Fund”)
Class A Shares (Ticker: MZFRX)*
Institutional Shares (Ticker: MZFIX)
Supra Institutional Shares (Ticker: MZFSX)*
* Shares are not available for purchase.

Supplement dated December 27, 2021 to the
Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2021

This supplement serves as notification of the following change:

Closing of the Fund to new purchases

Effective as of the close of business on December 27, 2021 (the “Closing Date”), the Fund will be closed to new purchases, whether from existing or new investors.

For additional information regarding restrictions on new purchases of shares of the Fund, please contact the Fund at toll-free at 1-855-MUZINICH or 1-855-689-4642.

Investors should retain this supplement for future reference